GUARANTEE

GUARANTEE, dated as of June 1, 2026 made by FBRED REIT Real Estate Debt OPCO LLC. ("Guarantor"), a Limited Liability Corporation, in favor of Barclays Bank PLC, Barclays Capital Inc. and Barclays Capital Securities Limited (individually, each a “Barclays Entity” and collectively, "Barclays").

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor, intending to be legally bound, agrees as follows.

1.Guarantee. (a) Guarantor irrevocably guarantees (as primary obligor and not merely as surety) (i) payment in full of all amounts payable to a Barclays Entity by FBRED REIT High Yield Securities, LLC (the “Company”), as and when those amounts become payable (whether at their scheduled due dates, upon early termination or otherwise, including without limitation amounts which, but for the operation of any stay or injunction, would be due) and (ii) the due and punctual performance of all other obligations of the Company arising from any agreements with a Barclays Entity. This is a continuing Guarantee and a guarantee of payment (not merely of collection), and it shall remain in full force and effect until all amounts payable by the Company to any Barclays Entity have been validly, finally and irrevocably paid in full.

(b)Guarantor's obligations under this Guarantee shall be unconditional, irrespective of (i) any lack of capacity of the Company, (ii) any counterclaim, setoff, deduction or defense of any kind which the Company or Guarantor may have or assert and (iii) any variation, extension, waiver, compromise or release of any or all of the obligations of the Company (including, without limitation, entry into or modification or termination of any Transaction) or of any security from time to time therefor or of the obligations of any other guarantor or surety.

(c)This Guarantee shall not be affected by the occurrence of any event of default, potential event of default or termination event, by the existence of any bankruptcy, insolvency, reorganization or similar proceedings involving the Company, by any change in the laws, rules or regulations of any jurisdiction or by any present or future action of any governmental authority or court or other person or entity amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of the Company or the obligations of Guarantor under this Guarantee or by any other circumstance (other than complete, irrevocable payment) that might vary the risk of or otherwise constitute a legal or equitable discharge or defense of the Company or Guarantor or of a surety or a guarantor.

(d)This Guarantee shall be reinstated if at any time (including any time after its termination or expiration) any payment by the Company, in whole or in part, is rescinded or is otherwise returned by a Barclays Entity, whether voluntarily or involuntarily, upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though that payment had not been made.

(e)If the Company merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist, Guarantor shall nonetheless continue to be liable for the payment of all amounts payable by the Company.

So long as any amount payable by the Company is overdue and unpaid, Guarantor shall not (i) exercise any right of subrogation or indemnity, or similar right or remedy, against the Company or any other assets or property in respect of any amount paid by Guarantor under this

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Guarantee or (ii) file a proof of claim in competition with a Barclays Entity for any amount owing to Guarantor by the Company on any account whatsoever in the event of bankruptcy, insolvency or liquidation of the Company. If at any time when any such amount is overdue and unpaid Guarantor receives any amount as a result of any action against the Company or any of its property or assets or otherwise for or on account of any payment made by Guarantor under this Guarantee, Guarantor shall forthwith pay that amount received by it to Barclays, to be credited and applied against the amount so payable by the Company.

(f)Guarantor waives (i) all requirements as to promptness, diligence, presentment, demand on the Company for payment, performance or otherwise, filing of claims, protest and notice of any kind with respect to this Guarantee and (ii) any requirement that a Barclays Entity exhaust any right or take any action against the Company, any collateral security or any other person or entity, or perfect its security interest in any collateral security.

2.Remedies. (a) The rights and remedies provided for in this Guarantee are in addition to and not exclusive of any rights and remedies available to each Barclays Entity by law in respect of this Guarantee. If any amount payable by Guarantor under this Guarantee is not paid when due, a Barclays Entity may, without notice or demand of any kind, appropriate and apply toward the payment of any such amount any property, balance, credit, deposit account or money of Guarantor (in any currency) that for any purpose is in the possession or control of a Barclays Entity or any of its affiliates (or any of its or their respective branches or offices). Each Barclays Entity shall be entitled to apply any amount received by it from any source, including Guarantor, in respect of the Company's obligations to the discharge of those obligations in such order as each Barclays Entity may from time to time elect in its sole discretion.

(b) Guarantor shall pay or reimburse each Barclays Entity on demand for all costs and expenses (including fees and expenses of counsel) incurred in connection with the enforcement of its rights under this Guarantee.

3.Representations and Warranties. The Guarantor represents to each Barclays Entity (which representations will be deemed to be represented by the Guarantor on each date that a Transaction is entered into that:-

(a)The Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power to execute, deliver and perform this Guaranty.

(b)The execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary corporate action and do not contravene any provision of law or of the Guarantor’s constitutional documents or any contractual restriction binding on the Guarantor or its assets.

(c)All consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance of this Guaranty have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Guaranty.

(d)This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

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4.Amendments, Waivers, Notices. All amendments, waivers and modifications of or to any provision of this Guarantee and any consent to departure by Guarantor from the terms of this Guarantee shall be in writing and signed and delivered by Barclays and, in the case of any such amendment or modification, by Guarantor, and shall not otherwise be effective. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. No failure or delay by a Barclays Entity in exercising any right, power or privilege in respect of this Guarantee will be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege. Any notice or communication to Barclays or Guarantor in connection with this Guarantee shall be addressed (i) to Barclays at its address specified in the Appendix 1 to this Guarantee, or such other address as may be specified by Barclays by notice to Guarantor, and (ii) to Guarantor at its address specified in the Appendix 1 to this Guarantee, or such other address as may be specified by Guarantor by notice to Barclays. The giving of notice to Guarantor in any instance shall not entitle Guarantor to any other or further notice in similar or other circumstances.

5.Binding Effect. This Guarantee shall be binding on Guarantor and its successors and assigns. However, Guarantor shall not transfer any of its obligations under this Guarantee without the prior written consent of Barclays, and any purported transfer without that consent shall be void. This Guarantee shall inure to the benefit of each Barclays Entity and its successors and assigns.

6.Governing Law; Jurisdiction; Etc. This Guarantee shall be governed by and construed and interpreted in accordance with the law of the State of New York (without reference to the choice of law doctrine). Guarantor hereby irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Guarantee.

7.Severability. Should any one or more provisions of this Guarantee be determined to be illegal or unenforceable, all other provisions shall remain effective.

8.Headings. The section headings in this Guarantee are for convenience of reference only and shall not affect the meaning or construction of any provision of this Guarantee.

IN WITNESS WHEREOF Guarantor has duly executed this Guarantee with effect from the date first written above, on the date specified below.

FBRED REIT Real Estate Debt OPCO LLC
By: /s/ Christian Mutone
Title: Authorized Signatory Date: 6/1/26

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Appendix 1

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FBRED REIT Real Estate Debt OPCO LLC.:

c/o Benefit Street Partners, L.L.C. 1 Madison Avenue, Suite 1600 New York, NY 10010
Attn: Micah Goodman
[***]
[***]

Barclays:    Barclays Bank PLC
745 Seventh Avenue
New York, New York 10019 Attn: General Counsel’s Office Facsimile No.: [***]

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